FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Variable Account
Supplement Dated February 23, 2006
to the
Prospectus For
Flexible Premium Variable Life Insurance Policy
(Dated May 1, 2005)

This supplement describes certain information about the flexible premium variable life insurance policy ("the Policy") included in the above referenced prospectus. Please read this supplement carefully and retain it with your Policy prospectus for future reference.

Effective May 1, 2006, the JPMorgan Investment Trust Mid Cap Value Subaccount ("Mid Cap Value Subaccount") will no longer be available for investment (allocation of premium payments and transfers). Cash Value in the Mid Cap Value Subaccount as of May 1, 2006 may continue to remain in the Subaccount. However, once Cash Value has been transferred from the Subaccount on or after May 1, 2006, that Cash Value may not be reallocated to the Subaccount.
WO 469098.2